                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Heritage Media Corporation:

We  consent to the use of our report incorporated herein by reference and to the
reference  to   our   firm   under   the  heading   "Experts"   in   the   proxy
statement/prospectus.

                                          KPMG Peat Marwick LLP


Dallas, Texas
January 3, 1996